UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant   ☒

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☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☐           Definitive Proxy Statement

☒          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

PLX TECHNOLOGY, INC.
(Name of Registrant as Specified in Its Charter)

POTOMAC CAPITAL PARTNERS II, L.P.
POTOMAC CAPITAL MANAGEMENT II, L.L.C.
POTOMAC CAPITAL PARTNERS III, L.P.
POTOMAC CAPITAL MANAGEMENT III, L.L.C.
POTOMAC CAPITAL PARTNERS L.P.
POTOMAC CAPITAL MANAGEMENT, L.L.C.
PAUL J. SOLIT
ERIC B. SINGER
MARTIN COLOMBATTO
STEPHEN DOMENIK

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Potomac Capital Partners II, L.P., together with the other Participants named herein (collectively, “Potomac”), is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2013 annual meeting of stockholders (the “Annual Meeting”) of PLX Technology, Inc.  Potomac has made a definitive filing with the SEC of a proxy statement and an accompanying GOLD proxy card in connection with the Annual Meeting.

On November 20, 2013, Potomac issued an investor presentation, which is attached as Exhibit 1 hereto.